UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2021

FINTECH ECOSYSTEM DEVELOPMENT CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40914	86-2438985
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

100 Springhouse Drive, Suite 204 Collegeville, PA		19426
(Address of principal executive offices)		(Zip Code)

(610) 226-8101

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A	FEXDU	The Nasdaq Stock Market LLC
common stock, one right and one-half of one
redeemable warrant
Class A common stock, par value $0.0001 per share	FEXD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant	FEXDW	The Nasdaq Stock Market LLC
exercisable for one share of Class A common
stock at an exercise price of $11.50 per share
Rights included as part of the units	FEXDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2021, Fintech Ecosystem Development Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), including the issuance of 1,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value of $0.0001 per share (“Class A Common Stock”), one right of the Company (a “Right”) and one-half of one redeemable warrant of the Company (a “Warrant”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-255906):

•	An Underwriting Agreement, dated October 18, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters.

•	A Warrant Agreement, dated October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Rights Agreement, dated October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as right agent.

•	A Letter Agreement, dated October 18, 2021, among the Company, and its directors, officers and Revofast LLC.

•	An Investment Management Trust Agreement, dated October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated October 18, 2021, between the Company and its directors, and Revofast LLC.

•	A Private Placement Warrants Purchase Agreement, dated October 18, 2021, between the Company and Revofast LLC.

•	An Administrative Support Agreement, between the Company and Revofast LLC.

•	An Indemnity Agreement, dated October 18, 2021, between the Company and Saiful Khandaker.

•	An Indemnity Agreement, dated October 18, 2021, between the Company and Jenny Junkeer.

•	An Indemnity Agreement, dated October 18, 2021, between the Company and Mubasshir Karim.

•	An Indemnity Agreement, dated October 18, 2021, between the Company and Michael Tomczyk.

•	An Indemnity Agreement, dated October 18, 2021, between the Company and Robin Meister.

•	An Indemnity Agreement, dated October 18, 2021, between the Company and Lynn Perkins.

On October 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 3.02 Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the sale, in a private placement, of 3,900,250 warrants (the “Private Placement Warrants”), to the Company’s sponsor, Revofast LLC, at an aggregate price of, and generating gross proceeds to the Company of, $3,900,250, $2,923,400 of which was placed in the trust account referred to in Item 8.01. The Private Placement Warrants will not be transferable, assignable or salable until 30 days after the Company’s initial business combination, and will have certain registration rights.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2021, in connection with the IPO, the Company adopted its Amended and Restated Articles of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $116,150,000, comprised of $113,226,600 of proceeds from the IPO and $2,923,400 of proceeds from the sale of the Private Placement Warrants, which amount includes $3,737,500 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at Morgan Stanley Wealth Management, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any Class A common stock sold as part of the Units in the IPO (the “Public Shares”) properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if it does not complete its initial business combination within 12 months (or 15 or 18 months from the closing of the IPO if the Company elects to extend the initial 12-month term for up to two additional three month terms) from the closing of the IPO, or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Public Shares if it is unable to complete its business combination within 12 months (or 15 or 18 months, as applicable) from the closing of the IPO, subject to applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 18, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters.

3.1	Amended and Restated Articles of Incorporation of the Company.

3.2	Bylaws of the Company.

4.1	Warrant Agreement, dated October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Rights Agreement, dated October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as right agent.

10.1	Letter Agreement, dated October 18, 2021, among the Company, and its directors, officers and Revofast LLC.

10.2	Investment Management Trust Agreement, dated October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 18, 2021, between the Company and its directors, and Revofast LLC.

10.4	Private Placement Warrants Purchase Agreement, dated October 18, 2021 between the Company and Revofast LLC.

10.5	Indemnity Agreement, dated January 28, 2021, between the Company and Saiful Khandaker.

10.6	Indemnity Agreement, dated January 28, 2021, between the Company and Jenny Junkeer.

10.7	Indemnity Agreement, dated January 28, 2021, between the Company and Mubasshir Karim.

10.8	Indemnity Agreement, dated January 28, 2021, between the Company and Michael Tomczyk

10.9	Indemnity Agreement, dated January 28, 2021, between the Company and Robin Meister.

10.10	Indemnity Agreement, dated January 28, 2021, between the Company and Lynn Perkins.

99.1	Press Release, dated October 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fintech Ecosystem Development Corp.

Date: October 22, 2021	By:	/s/ Saiful Khandaker
	Name:	Saiful Khandaker
	Title:	Chief Executive Officer